UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: September 30, 2017

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	September 30, 2017

LEGG MASON BW

GLOBAL HIGH

YIELD FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s primary objective is to provide a high level of current income. Long-term capital appreciation is its secondary objective.

Letter from the president

Dear Shareholder,

At a meeting held in November 2016, the Fund’s Board of Trustees approved a recommendation from Legg Mason Partners Fund Advisor, LLC, the Fund’s investment manager, to change the fiscal year-end of the Fund from October 31st to September 30th. As a result of this change, shareholders are being provided with a short-period annual report for the eleven-month period from November 1, 2016 through September 30, 2017. Please read on for a more detailed look at the prevailing economic and market conditions during the Fund’s abbreviated reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

Effective December 29, 2017, the Fund will be renamed BrandywineGLOBAL — Global High Yield Fund. The change to the Fund’s name is being effected as part of a rebranding of Legg Mason funds subadvised by Brandywine Global Investment Management, LLC (“Brandywine Global”). Legg Mason Partners Fund Advisor, LLC continues to serve as the investment manager to the Fund, and Brandywine Global continues to serve as subadviser. The Fund’s investment objectives, strategies and policies are not changing as a result of the name change.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

II	Legg Mason BW Global High Yield Fund

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 2, 2017

Legg Mason BW Global High Yield Fund	III

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the eleven months ended September 30, 2017 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that fourth quarter 2016 U.S. gross domestic product (“GDP”)i growth, as revised, was 1.8%. GDP growth then decelerated to a revised 1.2% for the fourth quarter of 2016. Second quarter 2017 GDP growth then accelerated to 3.1%, the strongest reading in two years. Finally, the U.S. Department of Commerce’s initial estimate for third quarter 2017 GDP growth — released after the reporting period ended — was 3.0%. Slightly slower growth was attributed to a number of factors, including decelerations in personal consumption expenditures, in nonresidential fixed investment and in exports that were partly offset by an acceleration in private inventory investment and a downturn in imports.

Job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on September 30, 2017, the unemployment rate was 4.2%, as reported by the U.S. Department of Labor. This represented the lowest unemployment rate since February 2001. However, the percentage of longer-term unemployed increased over the reporting period. In September 2017, 25.5% of Americans looking for a job had been out of work for more than six months, versus 24.8% when the period began.

Turning to the global economy, in its October 2017 World Economic Outlook Update — released after the reporting period ended — the International Monetary Fund (“IMF”)ii said, “The pickup in growth projected in the April 2017 World Economic Outlook is strengthening. The global growth forecast for 2017 and 2018 — 3.6 percent and 3.7 percent, respectively — is 0.1 percentage point higher in both years than in the April [2017] and July [2017] forecasts. Notable pickups in investment, trade, and industrial production, coupled with strengthening business and consumer confidence, are supporting the recovery.”

From a regional perspective, the IMF estimates 2017 growth in the Eurozone will be 2.1%, versus 1.8% in 2016. Japan’s economy is expected to expand 1.5% in 2017, compared to 1.0% in 2016. Elsewhere, the IMF projects that overall growth in emerging market countries will accelerate to 4.6% in 2017, versus 4.3% in 2016.

Looking back, after an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iv increased the rate at its meeting on December 16, 2015. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at each meeting prior to its meeting on December 14, 2016, at which time, the Fed raised rates to a range between 0.50% and 0.75%.

After holding rates steady at its meeting that concluded on February 1, 2017, the Fed raised rates to a range between 0.75% and 1.00% at its meeting that ended on March 15, 2017. At its meeting that concluded on June 14, 2017, the Fed raised rates to a range between 1.00% and 1.25%. At its meeting that concluded on July 26, 2017, the Fed kept rates on hold, as expected. Finally, at its meeting that concluded on September 20, 2017, the Fed again kept rates on hold, but reiterated its intention to begin reducing its balance

IV	Legg Mason BW Global High Yield Fund

sheet, saying, “In October, the Committee will initiate the balance sheet normalization program....”

Central banks outside the U.S. largely maintained their accommodative monetary policy stances during the reporting period. In March 2016, the European Central Bank (“ECB”)v announced that it would increase its bond purchasing program to €80 billion-per-month. It also lowered its deposit rate to -0.4% and its main interest rate to 0%. In December 2016, the ECB again extended its bond buying program until December 2017. From April 2017 through December 2017, the ECB will purchase €60 billion-per-month of bonds. Finally, in October 2017, after the reporting period ended, the ECB announced that it would continue to buy bonds through September 2018, but after December 2017 it would pare their purchases to €30 billion-per-month. However, the ECB did not change its key interest rates. In other developed countries, in August 2016, the Bank of Englandvi lowered interest rates from 0.50% to 0.25%, a new record low, and rates remained constant during the reporting period. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanvii announced that it cut the rate on current accounts that commercial banks hold with it to -0.10% and kept rates on hold during the reporting period. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35% during the reporting period.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 31, 2017

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

Legg Mason BW Global High Yield Fund	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary objective is to provide a high level of current income. Long-term capital appreciation is its secondary objective. Under normal market conditions, the Fund will invest at least 80% of its total assets in high yield securities. High yield bonds are those rated below investment grade (that is, securities rated below Baa/BBB assigned by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”) that provide such a rating) or unrated securities that we determined to be of comparable credit quality; they are commonly known as “junk bonds.” The Fund’s high yield securities may include distressed and defaulted securities.

As a global fund, the Fund can seek investment opportunities anywhere in the world, and under normal market conditions, the Fund will be invested in at least three countries, which may include the United States. The Fund can invest without limit in foreign securities in any country, including countries with developing or emerging markets. The Fund’s investments may be denominated in foreign currency or U.S. dollar-denominated.

Under normal market conditions, the investment universe primarily consists of high yield debt of corporate or sovereign issuers. We may also consider investment in other instruments including: bank loans, defaulted bonds, defaulted bank loans, debtor-in possession loans (“DIP loans”), investment grade corporate bonds, U.S. Treasuries and agencies, mortgage-backed securities, asset-backed securities, zero coupon bonds, securities representing securitized assets, currencies, preferred stock, convertible bonds, and other fixed income securities.

The Fund may enter into various derivative transactions including, but not limited to, forwards, futures, swaps and credit default swaps (index and single name). Derivatives may be used by the Fund as a hedging technique in an attempt to manage risk; as a substitute for buying or selling securities; to provide additional exposure to investment types or market factors; to change the characteristics of the Fund’s portfolio; in an attempt to enhance returns; and to manage cash. These instruments are taken into account when determining compliance with the Fund’s 80% policy.

The Fund may invest in currency forwards in order to hedge its currency exposure in bond positions or to gain currency exposure. These investments may be significant at times. Although we have the flexibility to make use of currency forwards, we may choose not to for a variety of reasons, even under very volatile market conditions. The Fund may invest in securities of any maturity. The weighted average effective duration of the Fund’s portfolio, including derivatives, is expected to range from 0 to 7 years.

The Fund’s investment style is disciplined, active, value-driven, and strategic. The investment strategy combines top-down analysis of macro-economic conditions with bottom-up fundamental analysis in an effort to determine where the most attractive valuations exist during the business cycle — while considering credit quality, sector allocation and security selection. We use the strategy to identify and invest in foreign or U.S. bonds which we believe have attractive “real” and “risk” adjusted yields. We rotate portfolio positions mindful of credit quality, sector allocation and security selection given the state of the economy, and endeavor to control risk by purchasing

Legg Mason BW Global High Yield Fund 2017 Annual Report	1

Fund overview (cont’d)

securities we believe to be undervalued. We consider secular trends, political and monetary conditions and business cycle risks when making investment decisions. We also take into account the relative risk and return characteristics of prospective investments when determining how to achieve desired exposures.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The eleven-month reporting period beginning November 1, 2016 through September 30, 2017 was characterized by a combination of political surprises, notable developed market central bank decisions, and the green shoots of a global economic recovery. Collectively, these events affected sovereign bonds and credit markets throughout the reporting period. In the fourth quarter of 2016, economic data improved, particularly as the U.S., Eurozone and U.K., all posted better-than-expected third quarter 2017 gross domestic product (“GDP”)i growth. The outcome of the U.S. presidential election in November 2016 — which had not been priced into markets — caused the U.S. dollar to immediately appreciate against most currencies, particularly the Mexican peso, which fell sharply given then president-elect Donald Trump’s rebuke of the North American Free Trade Agreement (“NAFTA”) while on the campaign trail. Despite an unexpectedly strong-dollar environment, improving U.S. economic data helped support the Federal Reserve Board’s (the “Fed”)ii decision to raise the federal funds rateiii at its December 2017 meeting. In contrast, the European Central Bank (“ECB”)iv decided to extend its asset purchase program in spite of signs of sustainable growth, and left its policy rate unchanged. Since the U.K. voted to leave the European Union (“EU”) in June 2016, countries across Europe have grappled with the rise in populism and how this sentiment will factor into parliamentary representation, and possibly result in more protectionist policymaking — similar to President Trump’s agenda in the U.S.. Europe was in the midst of a continental election cycle during the reporting period, with general elections in the Netherlands, France and Germany, and a special snap election in the U.K. Aside from the possibility of more protectionist policymaking that could affect trade flows, markets remained in a risk-seeking mode for most of the reporting period.

The outlook for global growth remained sanguine in 2017, supported by sound economic data from China, and the continuation of generally strong Purchasing Manager Index (“PMI”)v data from around the world; however, commodity prices fell and stayed depressed for the remainder of the reporting period. Weaker commodity prices — crude oil in particular — were a contributing factor in suppressing inflation across developed markets. The lack of inflationary pressures plagued G3vi central banks for most of 2017, as they debated whether to grow less accommodative. Despite lower oil prices, sustained global growth ushered in a risk-on environment, allowing U.S. dollar strength to abate. Capital generally flowed into emerging market assets as investors searched for yield. Although emerging market credit spreads compressed, real yields in Latin America remained attractive. Demand for U.S. and European corporate credit remained robust, and spreads generally tightened as developed market sovereign bond yields started to rise. U.S.

2	Legg Mason BW Global High Yield Fund 2017 Annual Report

monetary conditions continued to tighten throughout 2017, with two more policy rate increases, and the Fed began tapering its monthly asset purchases in order to ultimately shrink its balance sheet.

The prevailing environment of low-inflationary, synchronized global growth created a “Goldilocks” environment for investors, which benefited U.S. credit markets and emerging markets. Global credit market spreads continued to compress at the end of the reporting period, supported by the almost year-long trend of improving growth, an uptick in manufacturing, and stronger corporate earnings. U.S. and European high yield corporate credit and emerging market credit generally outperformed investment grade and lower-volatility sectors. After falling over consecutive quarters, ten-year U.S. Treasury yields reversed course and rose 51 basis pointsvii by the end of the reporting period, as the U.S. continued to register strong PMIs, U.S. second quarter 2017 GDP growth was revised upward, the Fed reaffirmed its commitment to normalization, commodity prices stabilized, and the Trump Administration and Congress unveiled a preliminary framework for tax reform. Aside from U.S. Treasury yields, developed market yields were mostly range-bound because of mixed global inflation data, escalating geopolitical tension with North Korea, and political uncertainty in Europe. Despite the cap in high-quality sovereign bond yields, market volatility remained low, allowing risk assets to perform well in a yield-seeking environment. Emerging market assets benefitted from this environment, with domestic equity indices, bonds, and currencies posting notable gains for the period. Strong investor demand also fueled emerging market debt issuance.

Q. How did we respond to these changing market conditions?

A. Given lofty bond and currency valuations in developed markets, we sought attractive risk-adjusted opportunities with higher real yields. We found attractive valuations in Latin American corporate credit, quasi-sovereign and sovereign bond markets. Our broader outlook in the region supported longer-term positions in unhedged Brazilian corporate and sovereign bonds, as well as peso-denominated Mexican bonds. Although the Brazilian real and local-currency bonds significantly appreciated in 2016 — at the beginning of the reporting period — we continued to believe that the country’s continual efforts to address corruption and implement reform would ultimately bode well for the economy. Brazil did emerge from recession during the reporting period, supported by growth in export-related industries. Similarly, the Mexican peso and bonds have significantly appreciated in 2017, after a prolonged period of underperformance. Also, the uncertain future of U.S. trade policy caused Mexican assets to sell off after the U.S. presidential election, the bonds and currency rebounded from their lows. On a relative basis, European corporate credit, both euro- and sterling-denominated bonds, were overvalued according to our metrics and offered yields comparable to the ten-year U.S. Treasury. When possible, we maintained short positions in overvalued bonds such as long-dated U.K. gilts and German bunds, which consistently generated negative real yields during the reporting period. In order to participate in the European growth story without overpaying to do so, we maintained a position in zloty-denominated Polish bonds.

Legg Mason BW Global High Yield Fund 2017 Annual Report	3

Fund overview (cont’d)

We also positioned the Fund for U.S. growth — particularly a rising rate environment. We therefore initiated positions in bank loans, which are floating rate debt instruments. We also found pockets of value in the U.S. high yield market, including the Telecommunication Services, Health Care and Industrials sectors and a small cluster of energy companies.

Although many investors used the risk-seeking environment to purchase higher-yielding debt instruments, we cautioned against chasing yields in “frontier” marketsviii or lower-quality corporate credit. Our long-term outlook in Brazilian assets illustrated our broader thesis that U.S. dollar strength should continue to abate at a gradual pace; in turn, emerging market currencies should be poised to strengthen against the U.S. dollar. Countries with improving fundamentals would attract fixed income investors, which has been the case with Brazil, along with other emerging market peers like Mexico and Indonesia. We used periods of currency weakness to add to our respective positions. The Fund maintained exposure to the Indonesian rupiah, Mexican peso, Brazilian rupiah and Polish zloty by the end of the reporting period. We initiated a position in the Peruvian sol as part of our thematic outlook for Latin America, which continued to experience the stabilization of commodity prices and government reform.

Performance review

For the eleven-month period from November 1, 2016 through September 30, 2017, Class IS shares of Legg Mason BW Global High Yield Fund returned 10.16%. The Fund’s unmanaged benchmark the Bloomberg Barclays Global High Yield Indexix returned 9.63% for the same period. The Lipper High Yield Funds Category Average1 returned 7.56% over the same time frame.

Performance Snapshot as of September 30, 2017 (unaudited)
(excluding sales charges)	6 months	11 months
Legg Mason BW Global High Yield Fund[2]:
Class A	5.01%	9.51%
Class C	4.89%	9.11%
Class FI	5.36%	9.82%
Class I	5.40%	9.94%
Class IS	5.45%	10.16%
Bloomberg Barclays Global High Yield Index	6.11%	9.63%
Lipper High Yield Funds Category Average[1]	3.65%	7.56%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 698 funds for the six-month period and among the 666 funds for the eleven-month period in the Fund’s Lipper category, and excluding sales charges, if any.

[2]

Effective September 1, 2017, the Fund changed its security pricing methodology to now use the mean value of the bid and ask prices (of underlying fund holdings) to calculate the NAV. The Fund had a one-time increase to the NAV, which was due to this change in pricing methodology.

4	Legg Mason BW Global High Yield Fund 2017 Annual Report

All share class returns assume the reinvestment of all distributions, including returns of capital, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yield for the period ended September 30, 2017 for Class A, Class C, Class FI, Class I and Class IS shares was 3.68%, 3.09%, 3.68%, 4.15% and 4.24%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class C, Class FI, Class I and Class IS shares would have been 2.20%, 2.65%, 2.85%, 3.69% and 3.80%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on a Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

This Fund is the successor to an institutional account (the “Predecessor”). On November 30, 2012, the Predecessor transferred its assets to the Fund in exchange for the Fund’s Class IS shares.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2017, the gross total annual fund operating expense ratio for Class A, Class C, Class FI, Class I and Class IS shares was 2.00%, 2.42%, 1.64%, 1.43% and 1.37%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.15% for Class A shares, 1.90% for Class C shares, 1.15% for Class FI shares, 0.85% for Class I shares and 0.75% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap for each class as a result of the acquired fund fees and expenses. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason BW Global High Yield Fund 2017 Annual Report	5

Fund overview (cont’d)

Q. What were the leading contributors to performance?

A. Selections within U.S. corporate credit contributed to performance during the reporting period, particularly selections within the Telecommunication Services sector, as well as energy bonds, which rallied during the reporting period as crude prices stabilized and the industry gained clarity on global supply dynamics. The Fund’s derivatives exposures contributed to absolute performance during the reporting period, namely through a credit default swap (CDS) position in a high yield index. Unhedged positions in Brazilian government and corporate bonds, Mexican bonds, Indonesian sovereign bonds and Polish bonds were all accretive to the Fund’s performance. Forward currency contracts in the euro contributed to performance; they were the top performer in terms of currency forwards. Currency exposure was generally beneficial to performance for the period. Although we maintained minimal exposure to corporate credit in the U.K. and Europe, exposure to the pound sterling and euro contributed to relative performance as both currencies gained against the dollar.

Q. What were the leading detractors from performance?

A. Long exposure to unhedged Argentine bonds was the greatest detractor to relative performance during the reporting period. While we remained constructive on Latin America as a region, we tactically entered into the Argentine position to capture spread compression; however, reform was not implemented quickly enough to provide a catalyst for our position. Short positions in high-quality sovereign bonds such as U.S. Treasuries, U.K. gilts and German Bunds also detracted from performance, as these yields periodically retreated despite signs of sustainable regional and global growth. We continue to believe that developed market yields should no longer remain capped, particularly as the Fed — and shortly the ECB — will unwind their asset purchases and cause a back-up in high-quality yields. We also believe strong economic growth emanating from the U.S. and the Eurozone will also help developed market yields start to slowly rise.

Thank you for your investment in Legg Mason BW Global High Yield Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Gary P. Herbert, CFA

Portfolio Manager

Brandywine Global Investment Management, LLC

Brian L. Kloss, JD, CPA

Portfolio Manager

Brandywine Global Investment Management, LLC

October 20, 2017

RISKS: Fixed income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities falls. High-yield bonds, known as “junk bonds”, possess greater price volatility, illiquidity, and possibility of default. International investments

6	Legg Mason BW Global High Yield Fund 2017 Annual Report

are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility.

These risks are magnified in emerging markets. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. As a non-diversified fund, the Fund is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund, which may magnify the Fund’s losses from events affecting a particular issuer. Because the Fund may focus a significant portion of its investments in a single country or currency, it will be more susceptible to factors adversely affecting such currency or issuers within that country than would a more diversified portfolio of securities. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

[v]

The Purchasing Managers’ Index (“PMI”) is an indicator of the economic health of the manufacturing sector. The PMI is based on five major indicators: new orders, inventory levels, production, supplier deliveries and the employment environment.

vi	The three most systemically important central banks, including the Federal Reserve, European Central Bank, and Bank of Japan.

vii	A basis point is one-hundredth (1/100 or 0.01) of one percent.

viii

“Frontier” markets also known as “Next Generation” markets are defined as those countries that are only just appearing on the radar screen for most investors, or in some cases reappearing after disruptions caused by political and economic crises and default. Frontier markets are by definition rated non-investment grade and represent the smaller, less liquid population of emerging market economies.

ix

The Bloomberg Barclays Global High Yield Index provides a broad-based measure of the global high-yield fixed-income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, CMBS High-Yield and Pan European Emerging Markets High-Yield Indices.

Legg Mason BW Global High Yield Fund 2017 Annual Report	7

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of September 30, 2017 and October 31, 2016 and does not include derivatives, such as swap contracts, futures contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

8	Legg Mason BW Global High Yield Fund 2017 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2017 and held for the six months ended September 30, 2017.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	5.01%	$1,000.00	$1,050.10	1.10%	$5.65	Class A	5.00%	$1,000.00	$1,019.55	1.10%	$5.57
Class C	4.89	1,000.00	1,048.90	1.80	9.25	Class C	5.00	1,000.00	1,016.04	1.80	9.10
Class FI	5.36	1,000.00	1,053.60	1.14	5.87	Class FI	5.00	1,000.00	1,019.35	1.14	5.77
Class I	5.40	1,000.00	1,054.00	0.84	4.33	Class I	5.00	1,000.00	1,020.86	0.84	4.26
Class IS	5.45	1,000.00	1,054.50	0.74	3.81	Class IS	5.00	1,000.00	1,021.36	0.74	3.75

Legg Mason BW Global High Yield Fund 2017 Annual Report	9

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended September 30, 2017.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

10	Legg Mason BW Global High Yield Fund 2017 Annual Report

Fund performance (unaudited)

The Legg Mason BW Global High Yield Fund (the “Fund”) is the successor to an institutional account (the “Predecessor”). The performance in the accompanying table and line graph for Class IS shares includes performance of the Predecessor. The Predecessor’s inception date was December 28, 2009. On November 30, 2012, the Predecessor transferred its assets to the Fund in exchange for the Fund’s Class IS shares. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of the Predecessor. In addition, the Predecessor’s portfolio managers are the current portfolio managers of the Fund. As a mutual fund registered under the Investment Company Act of 1940, the Fund is subject to certain restrictions under the 1940 Act and the Internal Revenue Code to which the Predecessor was not subject. Had the Predecessor been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, its investment performance may have been adversely affected. The performance information reflects the gross expenses of the Predecessor adjusted to reflect the higher fees and expenses of Class IS of the Fund. The performance is shown net of annual management fees and other expenses, which reflects the application of the Class IS expense limitation agreement. If the expense limitation agreement were not applicable, expenses would be higher and performance lower.

The Predecessor did not have distribution policies. The Predecessor was an unregistered separately managed account, did not qualify as a regulated investment company for federal income tax purposes and did not pay dividends or distributions.

Average annual total returns
Without sales charges[1]	Class A†	Class C†	Class FI†	Class I†	Class IS†
Twelve Months Ended 9/30/17	9.44%	8.98%	9.76%	10.03%	10.12%
Five Years Ended 9/30/17	N/A	N/A	N/A	N/A	5.74
Inception* through 9/30/17	3.91	3.22	4.03	4.28	8.18

With sales charges[2]	Class A†	Class C†	Class FI†	Class I†	Class IS†
Twelve Months Ended 9/30/17	4.79%	7.98%	9.76%	10.03%	10.12%
Five Years Ended 9/30/17	N/A	N/A	N/A	N/A	5.74
Inception* through 9/30/17	2.67	3.22	4.03	4.28	8.18

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 2/18/14 through 9/30/17)	14.89%
Class C (Inception date of 2/18/14 through 9/30/17)	12.14
Class FI (Inception date of 2/18/14 through 9/30/17)	15.35
Class I (Inception date of 2/18/14 through 9/30/17)	16.38
Class IS (Inception date of 12/28/09 through 9/30/17)	84.01

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of

Legg Mason BW Global High Yield Fund 2017 Annual Report	11

Fund performance (unaudited) (cont’d)

Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25% and Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, FI, I and IS shares are February 18, 2014, February 18, 2014, February 18, 2014, February 18, 2014 and December 28, 2009, respectively.

†	Effective September 1, 2017, the Fund changed its security pricing methodology to now use the mean value of the bid and ask prices (of underlying fund holdings) to calculate the NAV. The Fund had a one-time increase to the NAV, which was due to this change in pricing methodology.

12	Legg Mason BW Global High Yield Fund 2017 Annual Report

Historical performance

Value of $1,000,000 invested in

Class IS Shares of Legg Mason BW Global High Yield Fund vs. Bloomberg Barclays Global High Yield Index† — December 28, 2009 - September 2017

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class IS shares of Legg Mason BW Global High Yield Fund on December 28, 2009 (inception date of Predecessor), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2017. The hypothetical illustration also assumes a $1,000,000 investment, as applicable, in the Bloomberg Barclays Global High Yield Index. The Bloomberg Barclays Global High Yield Index provides a broad-based measure of the global high-yield fixed-income markets. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than Class IS shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Legg Mason BW Global High Yield Fund 2017 Annual Report	13

Schedule of investments

September 30, 2017

Legg Mason BW Global High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 76.2%
Consumer Discretionary — 11.5%
Automobiles — 2.3%
Fiat Chrysler Automobiles NV, Senior Notes	5.250%	4/15/23	885,000	$946,950
Hotels, Restaurants & Leisure — 2.8%
International Game Technology PLC, Senior Secured Notes	6.500%	2/15/25	500,000	564,375	(a)
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	6.125%	8/15/21	560,000	567,000	(a)
Total Hotels, Restaurants & Leisure				1,131,375
Media — 6.0%
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	365,000	376,406
CSC Holdings LLC, Senior Bonds	5.250%	6/1/24	385,000	390,294
DISH DBS Corp., Senior Notes	5.000%	3/15/23	390,000	399,506
Sinclair Television Group Inc., Senior Notes	5.625%	8/1/24	435,000	447,506	(a)
Sirius XM Radio Inc., Senior Notes	6.000%	7/15/24	410,000	442,288	(a)
Sirius XM Radio Inc., Senior Notes	5.375%	7/15/26	410,000	432,550	(a)
Total Media				2,488,550
Textiles, Apparel & Luxury Goods — 0.4%
Hanesbrands Inc., Senior Notes	4.875%	5/15/26	165,000	172,219	(a)
Total Consumer Discretionary				4,739,094
Consumer Staples — 4.2%
Food Products — 2.9%
MARB Bondco PLC, Senior Notes	7.000%	3/15/24	495,000	488,812	(a)
Marfrig Holding Europe BV, Senior Notes	8.000%	6/8/23	270,000	280,314	(a)
Minerva Luxembourg SA, Senior Notes	6.500%	9/20/26	420,000	425,880	(b)
Total Food Products				1,195,006
Tobacco — 1.3%
Vector Group Ltd., Senior Secured Notes	6.125%	2/1/25	505,000	523,938	(a)
Total Consumer Staples				1,718,944
Energy — 10.4%
Energy Equipment & Services — 1.7%
Rowan Cos. Inc., Senior Notes	4.750%	1/15/24	780,000	682,500
Oil, Gas & Consumable Fuels — 8.7%
Antero Resources Corp., Senior Notes	5.375%	11/1/21	395,000	406,850
Antero Resources Corp., Senior Notes	5.000%	3/1/25	423,000	431,460
Chesapeake Energy Corp., Secured Notes	8.000%	12/15/22	639,000	690,919	(a)
Murphy Oil Corp., Senior Notes	6.875%	8/15/24	300,000	320,622
Petrobras Global Finance BV, Senior Notes	5.750%	1/20/20	170,000	179,563

See Notes to Financial Statements.

14	Legg Mason BW Global High Yield Fund 2017 Annual Report

Legg Mason BW Global High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Petrobras Global Finance BV, Senior Notes	5.375%	1/27/21	635,000	$671,512
Petrobras Global Finance BV, Senior Notes	8.750%	5/23/26	740,000	890,775
Total Oil, Gas & Consumable Fuels				3,591,701
Total Energy				4,274,201
Financials — 3.4%
Banks — 3.4%
Banco do Brasil SA, Junior Subordinated Notes (9.000% to 6/18/24 then 10 year Treasury Constant Maturity Rate + 6.362%)	9.000%	6/18/24	825,000	888,112	(b)(c)(d)
CIT Group Inc., Senior Notes	5.000%	8/15/22	90,000	97,623
CIT Group Inc., Senior Notes	5.000%	8/1/23	385,000	415,800
Total Financials				1,401,535
Health Care — 7.8%
Health Care Providers & Services — 7.8%
DaVita Inc., Senior Notes	5.750%	8/15/22	650,000	666,656
DaVita Inc., Senior Notes	5.000%	5/1/25	800,000	791,232
HCA Inc., Senior Secured Notes	4.750%	5/1/23	170,000	179,775
HCA Inc., Senior Secured Notes	5.000%	3/15/24	115,000	122,763
HealthSouth Corp., Senior Notes	5.750%	11/1/24	800,000	822,500
Tenet Healthcare Corp., Senior Secured Bonds	4.375%	10/1/21	635,000	646,906
Total Health Care				3,229,832
Industrials — 2.0%
Airlines — 2.0%
Air Canada, Senior Notes	7.750%	4/15/21	735,000	839,738	(a)
Information Technology — 5.1%
Electronic Equipment, Instruments & Components — 0.4%
Anixter Inc., Senior Notes	5.125%	10/1/21	140,000	151,200
Internet Software & Services — 2.5%
Rackspace Hosting Inc., Senior Notes	8.625%	11/15/24	965,000	1,032,164	(a)
IT Services — 0.2%
First Data Corp., Senior Secured Notes	5.000%	1/15/24	100,000	104,205	(a)
Software — 1.0%
Symantec Corp., Senior Notes	5.000%	4/15/25	400,000	419,252	(a)
Technology Hardware, Storage & Peripherals — 1.0%
Dell International LLC/EMC Corp., Senior Secured Notes	6.020%	6/15/26	370,000	411,592	(a)
Total Information Technology				2,118,413

See Notes to Financial Statements.

Legg Mason BW Global High Yield Fund 2017 Annual Report	15

Schedule of investments (cont’d)

September 30, 2017

Legg Mason BW Global High Yield Fund

Security	Rate	Maturity Date	Face Amount†		Value
Materials — 13.1%
Chemicals — 7.2%
CF Industries Inc., Senior Notes	4.950%	6/1/43	1,260,000		$1,171,800
Chemours Co., Senior Notes	6.625%	5/15/23	595,000		635,906
Hexion Inc., Senior Secured Notes	6.625%	4/15/20	915,000		823,500
W.R. Grace & Co., Senior Notes	5.125%	10/1/21	300,000		326,250	(a)
Total Chemicals					2,957,456
Containers & Packaging — 3.8%
ARD Finance SA, Senior Secured Notes (6.625% cash or 7.375% PIK)	6.625%	9/15/23	385,000	EUR	486,315	(e)
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., Senior Secured Notes	4.250%	9/15/22	200,000		206,100	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.125%	7/15/23	620,000		647,807	(a)
Sealed Air Corp., Senior Notes	5.125%	12/1/24	195,000		210,844	(a)
Total Containers & Packaging					1,551,066
Metals & Mining — 1.1%
Allegheny Technologies Inc., Senior Notes	7.875%	8/15/23	415,000		450,275
Paper & Forest Products — 1.0%
Boise Cascade Co., Senior Notes	5.625%	9/1/24	405,000		427,781	(a)
Total Materials					5,386,578
Real Estate — 6.6%
Equity Real Estate Investment Trusts (REITs) — 6.6%
DuPont Fabros Technology LP, Senior Notes	5.625%	6/15/23	471,000		502,651
Equinix Inc., Senior Notes	5.375%	4/1/23	435,000		454,923
GEO Group Inc., Senior Notes	5.125%	4/1/23	105,000		106,838
GEO Group Inc., Senior Notes	6.000%	4/15/26	270,000		285,187
Iron Mountain Inc., Senior Notes	6.000%	8/15/23	305,000		324,444
Iron Mountain U.S. Holdings Inc., Senior Notes	5.375%	6/1/26	390,000		411,450	(a)
SBA Communications Corp., Senior Notes	4.875%	7/15/22	600,000		621,000
SBA Communications Corp., Senior Notes	4.875%	9/1/24	20,000		20,625
Total Real Estate					2,727,118
Telecommunication Services — 6.0%
Diversified Telecommunication Services — 2.4%
Digicel Group Ltd., Senior Notes	8.250%	9/30/20	915,000		897,276	(a)
Hughes Satellite Systems Corp., Senior Notes	6.625%	8/1/26	90,000		96,525
Total Diversified Telecommunication Services					993,801

See Notes to Financial Statements.

16	Legg Mason BW Global High Yield Fund 2017 Annual Report

Legg Mason BW Global High Yield Fund

Security	Rate	Maturity Date	Face Amount†		Value
Wireless Telecommunication Services — 3.6%
Sprint Corp., Senior Notes	7.250%	9/15/21	900,000		$1,002,375
Sprint Corp., Senior Notes	7.125%	6/15/24	405,000		456,638
Total Wireless Telecommunication Services					1,459,013
Total Telecommunication Services					2,452,814
Utilities — 6.1%
Gas Utilities — 2.0%
AmeriGas Partners LP/AmeriGas Finance Corp., Senior Notes	5.625%	5/20/24	535,000		566,431
AmeriGas Partners LP/AmeriGas Finance Corp., Senior Notes	5.875%	8/20/26	235,000		245,575
Total Gas Utilities					812,006
Independent Power and Renewable Electricity Producers — 4.1%
Dynegy Inc., Senior Notes	8.125%	1/30/26	190,000		195,938	(a)
NRG Energy Inc., Senior Notes	6.625%	1/15/27	770,000		810,425
NRG Yield Operating LLC, Senior Notes	5.000%	9/15/26	655,000		684,475
Total Independent Power and Renewable Electricity Producers					1,690,838
Total Utilities					2,502,844
Total Corporate Bonds & Notes (Cost — $30,019,703)					31,391,111
Collateralized Mortgage Obligations(f) — 4.4%
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-DNA2 M2 (1 mo. USD LIBOR + 3.450%)	4.687%	10/25/29	250,000		264,681	(c)
Federal National Mortgage Association (FNMA) — CAS, 2015-C02 2M2 (1 mo. USD LIBOR + 4.000%)	5.237%	5/25/25	201,598		213,124	(c)
Federal National Mortgage Association (FNMA) — CAS, 2015-C03 1M2 (1 mo. USD LIBOR + 5.000%)	6.237%	7/25/25	131,873		145,944	(c)
Federal National Mortgage Association (FNMA) — CAS, 2016-C02 1M2 (1 mo. USD LIBOR + 6.000%)	7.237%	9/25/28	855,000		991,435	(c)
Federal National Mortgage Association (FNMA) — CAS, 2017-C01 1M2 (1 mo. USD LIBOR + 3.550%)	4.787%	7/25/29	193,000		203,776	(c)
Total Collateralized Mortgage Obligations (Cost — $1,805,157)					1,818,960
Senior Loans — 1.1%
Energy — 1.1%
Oil, Gas & Consumable Fuels — 1.1%
Chesapeake Energy Corp., Term Loan (3 mo. LIBOR + 7.500%) (Cost — $405,830)	8.814%	8/23/21	400,000		431,375	(c)(g)(h)
Sovereign Bonds — 9.0%
Brazil — 4.0%
Federative Republic of Brazil, Notes	10.000%	1/1/23	5,130,000	BRL	1,666,888
Mexico — 2.0%
United Mexican States, Senior Bonds	7.750%	11/13/42	14,158,000	MXN	824,406

See Notes to Financial Statements.

Legg Mason BW Global High Yield Fund 2017 Annual Report	17

Schedule of investments (cont’d)

September 30, 2017

Legg Mason BW Global High Yield Fund

Security	Rate	Maturity Date	Face Amount†		Value
Peru — 1.1%
Republic of Peru, Senior Bonds	6.150%	8/12/32	1,360,000	PEN	$440,831	(b)
Poland — 1.9%
Republic of Poland, Bonds	2.250%	4/25/22	2,940,000	PLN	792,890
Total Sovereign Bonds (Cost — $3,717,917)					3,725,015
Total Investments before Short-Term Investments (Cost — $35,948,607)					37,366,461
Short-Term Investments — 5.8%
U.S. Treasury Bills — 4.9%
U.S. Treasury Bills (Cost — $1,998,297)	0.978%-0.987%	11/2/17	2,000,000		1,998,297	(i)

		Shares
Money Market Funds — 0.9%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $389,779)	0.907%	389,779			389,779
Total Short-Term Investments (Cost — $2,388,076)					2,388,076
Total Investments — 96.5% (Cost — $38,336,683)					39,754,537
Other Assets in Excess of Liabilities — 3.5%					1,445,805
Total Net Assets — 100.0%					$41,200,342

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)	Security has no maturity date. The date shown represents the next call date.

(e)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(f)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(g)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(h)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(i)	Rate shown represents yield-to-maturity.

See Notes to Financial Statements.

18	Legg Mason BW Global High Yield Fund 2017 Annual Report

Legg Mason BW Global High Yield Fund

Abbreviations used in this schedule:
BRL	— Brazilian Real
EUR	— Euro
MXN	— Mexican Peso
PEN	— Peruvian Nuevo Sol
PLN	— Polish Zloty

At September 30, 2017, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation
Contracts to Sell:
Euro-Bund	12	12/17	$2,293,052	$2,283,572	$9,480

At September 30, 2017, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	5,970,000	USD	7,069,584	Citibank N.A.	11/10/17	$601
USD	505,691	GBP	380,000	Citibank N.A.	12/14/17	(4,619)
GBP	390,000	USD	530,902	JPMorgan Chase & Co.	12/14/17	(7,163)
Total						$(11,181)

Abbreviations used in this table:
EUR	— Euro
GBP	— British Pound
USD	— United States Dollar

At September 30, 2017, the Fund had the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at September 30, 2017[3]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Morgan Stanley & Co. Inc. (Dell Inc., 7.100%, due 4/15/28)	$325,000	6/20/22	1.94%	1.000% quarterly	$(13,322)	$(23,920)	$10,598
Morgan Stanley & Co. Inc. (Dell Inc., 7.100%, due 4/15/28)	510,000	6/20/22	1.94%	1.000% quarterly	(20,905)	(37,560)	16,655
Total	$835,000				$(34,227)	$(61,480)	$27,253

See Notes to Financial Statements.

Legg Mason BW Global High Yield Fund 2017 Annual Report	19

Schedule of investments (cont’d)

September 30, 2017

Legg Mason BW Global High Yield Fund

OTC CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at September 30, 2017[3]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Morgan Stanley & Co. Inc. (Federative Republic of Brazil 4.25%, due 1/7/25)	$2,390,000	6/20/22	1.75%	1.000% quarterly	$(79,555)	$(148,285)	$68,730
Morgan Stanley & Co. Inc. (Republic of Turkey 11.875%, due 1/15/30)	900,000	6/20/22	1.70%	1.000% quarterly	(27,644)	(31,936)	4,292
Total	$3,290,000				$(107,199)	$(180,221)	$73,022

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

†	Percentage shown is an annual percentage rate.

Summary of Investments by Country* (unaudited)
United States	64.9%
Brazil	13.8
United Kingdom	2.4
Jamaica	2.3
Canada	2.1
Mexico	2.1
Poland	2.0
New Zealand	1.6
Luxembourg	1.2
Peru	1.1
Ireland	0.5
Short-Term Investments	6.0
100.0%

*	As a percentage of total investments. Please note that the Fund holdings are as of September 30, 2017 and are subject to change.

See Notes to Financial Statements.

20	Legg Mason BW Global High Yield Fund 2017 Annual Report

Statement of assets and liabilities

September 30, 2017

Assets:
Investments, at value (Cost — $38,336,683)	$39,754,537
Receivable for securities sold	895,858
Interest receivable	590,652
Receivable for Fund shares sold	79,311
Deposits with brokers for open futures contracts	61,979
Receivable from broker — variation margin on open futures contracts	9,502
Receivable for open OTC swap contracts	1,261
Unrealized appreciation on forward foreign currency contracts	601
Deposits with brokers for centrally cleared swap contracts	183
Prepaid expenses	45,513
Total Assets	41,439,397

Liabilities:
OTC swaps, at value (premiums received — $241,701)	141,426
Payable for Fund shares repurchased	11,880
Unrealized depreciation on forward foreign currency contracts	11,782
Investment management fee payable	6,922
Trustees’ fees payable	997
Service and/or distribution fees payable	332
Accrued expenses	65,716
Total Liabilities	239,055
Total Net Assets	$41,200,342

Net Assets:
Par value (Note 7)	$45
Paid-in capital in excess of par value	40,155,232
Overdistributed net investment income	(85,987)
Accumulated net realized loss on investments, futures contracts, swap contracts, forward foreign currency contracts and foreign currency transactions	(384,884)
Net unrealized appreciation on investments, futures contracts, swap contracts, forward foreign currency contracts and foreign currencies	1,515,936
Total Net Assets	$41,200,342

See Notes to Financial Statements.

Legg Mason BW Global High Yield Fund 2017 Annual Report	21

Statement of assets and liabilities (cont’d)

September 30, 2017

Net Assets:
Class A	$237,550
Class C	$348,753
Class FI	$99,114
Class I	$3,737,022
Class IS	$36,777,903

Shares Outstanding:
Class A	25,733
Class C	37,750
Class FI	10,706
Class I	404,315
Class IS	3,979,847

Net Asset Value:
Class A (and redemption price)	$9.23
Class C*	$9.24
Class FI (and redemption price)	$9.26
Class I (and redemption price)	$9.24
Class IS (and redemption price)	$9.24
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$9.64

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

22	Legg Mason BW Global High Yield Fund 2017 Annual Report

Statements of operations

For the Period Ended September 30, 2017 and the Year Ended October 31, 2016

	2017†	2016

Investment Income:
Interest	$2,288,047	$1,702,358
Dividends	—	2,925
Less: Foreign taxes withheld	(1,689)	(2,025)
Total Investment Income	2,286,358	1,703,258

Expenses:
Investment management fee (Note 2)	252,701	209,600
Registration fees	78,009	74,401
Audit and tax fees	46,833	46,310
Legal fees	22,444	29,875
Fund accounting fees	20,275	21,557
Shareholder reports	19,962	18,556
Custody fees	10,990	18,362
Transfer agent fees (Note 5)	5,737	3,682
Trustees’ fees	5,386	3,401
Service and/or distribution fees (Notes 2 and 5)	5,052	2,609
Commitment fees (Note 8)	1,464	912
Insurance	988	1,132
Interest expense	17	—
Fees recaptured by investment manager (Note 2)	—	913
Miscellaneous expenses	11,543	8,301
Total Expenses	481,401	439,611
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(181,343)	(194,086)
Net Expenses	300,058	245,525
Net Investment Income	1,986,300	1,457,733

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(354,839)	(2,146,631)
Futures contracts	(208,537)	182,833
Written options	—	(39,754)
Swap contracts	457,347	442,122
Forward foreign currency contracts	540,173	314,552
Foreign currency transactions	(574)	(28,239)
Net Realized Gain (Loss)	433,570	(1,275,117)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	1,717,867	2,529,283
Futures contracts	9,480	—
Swap contracts	149,260	(11,874)
Forward foreign currency contracts	(175,331)	28,949
Foreign currencies	(353)	3,956
Change in Net Unrealized Appreciation (Depreciation)	1,700,923	2,550,314
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	2,134,493	1,275,197
Increase in Net Assets From Operations	$4,120,793	$2,732,930

†	For the period November 1, 2016 to September 30, 2017.

See Notes to Financial Statements.

Legg Mason BW Global High Yield Fund 2017 Annual Report	23

Statements of changes in net assets

For the Period Ended September 30, 2017 and the Years Ended October 31,	2017†	2016	2015

Operations:
Net investment income	$1,986,300	$1,457,733	$1,430,431
Net realized gain (loss)	433,570	(1,275,117)	(763,218)
Change in net unrealized appreciation (depreciation)	1,700,923	2,550,314	(1,948,857)
Increase (Decrease) in Net Assets From Operations	4,120,793	2,732,930	(1,281,644)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(1,633,131)	(689,786)	(1,438,547)
Net realized gains	—	—	(951,609)
Return of capital	(358,262)	(763,209)	(341,025)
Decrease in Net Assets From Distributions to Shareholders	(1,991,393)	(1,452,995)	(2,731,181)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	5,828,849	14,492,496	6,175,101
Reinvestment of distributions	1,991,142	1,451,151	2,728,867
Cost of shares repurchased	(10,093,967)	(4,578,205)	(4,554,650)
Increase (Decrease) in Net Assets From Fund Share Transactions	(2,273,976)	11,365,442	4,349,318
Increase (Decrease) in Net Assets	(144,576)	12,645,377	336,493

Net Assets:
Beginning of period	41,344,918	28,699,541	28,363,048
End of period*	$41,200,342	$41,344,918	$28,699,541
*Includes overdistributed net investment income of:	$(85,987)	$(31,677)	$(35,420)

†	For the period November 1, 2016 to September 30, 2017.

See Notes to Financial Statements.

24	Legg Mason BW Global High Yield Fund 2017 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A Shares[1]	2017[2]	2016[3]	2015[3]	2014[4]

Net asset value, beginning of period	$8.80	$8.46	$9.69	$9.93

Income (loss) from operations:
Net investment income	0.40	0.36	0.40	0.34
Net realized and unrealized gain (loss)	0.42	0.33	(0.79)	(0.23)
Total income (loss) from operations	0.82	0.69	(0.39)	0.11

Less distributions from:
Net investment income	(0.32)	(0.17)	(0.42)	(0.35)
Net realized gains	—	—	(0.32)	—
Return of capital	(0.07)	(0.18)	(0.10)	—
Total distributions	(0.39)	(0.35)	(0.84)	(0.35)

Net asset value, end of period	$9.23	$8.80	$8.46	$9.69
Total return[5]	9.51%	8.35%	(4.16)%	1.03%

Net assets, end of period (000s)	$238	$460	$1,956	$1,501

Ratios to average net assets:
Gross expenses	1.76%[6]	2.32%[7]	1.79%	2.33%[6]
Net expenses[8,9]	1.15 [6]	1.15 [7]	1.15	1.15 [6]
Net investment income	4.90 [6]	4.23	4.49	4.93 [6]

Portfolio turnover rate	78%	96%	54%	105%[10]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 1, 2016 to September 30, 2017.

[3]	For the year ended October 31.

[4]	For the period February 18, 2014 (inception date) to October 31, 2014.

[5]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[8]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	For the year ended October 31, 2014.

See Notes to Financial Statements.

Legg Mason BW Global High Yield Fund 2017 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class C Shares[1]	2017[2]	2016[3]	2015[3]	2014[4]

Net asset value, beginning of period	$8.79	$8.46	$9.69	$9.93

Income (loss) from operations:
Net investment income	0.34	0.30	0.34	0.30
Net realized and unrealized gain (loss)	0.45	0.32	(0.80)	(0.24)
Total income (loss) from operations	0.79	0.62	(0.46)	0.06

Less distributions from:
Net investment income	(0.28)	(0.14)	(0.37)	(0.30)
Net realized gains	—	—	(0.32)	—
Return of capital	(0.06)	(0.15)	(0.08)	—
Total distributions	(0.34)	(0.29)	(0.77)	(0.30)

Net asset value, end of period	$9.24	$8.79	$8.46	$9.69
Total return[5]	9.11%	7.47%	(4.88)%	0.53%

Net assets, end of period (000s)	$349	$395	$15	$16

Ratios to average net assets:
Gross expenses	2.27%[6]	2.40%	2.68%	3.07%[6]
Net expenses[7,8]	1.82 [6]	1.80	1.90	1.90 [6]
Net investment income	4.10 [6]	3.52	3.78	4.29 [6]

Portfolio turnover rate	78%	96%	54%	105%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 1, 2016 to September 30, 2017.

[3]	For the year ended October 31.

[4]	For the period February 18, 2014 (inception date) to October 31, 2014.

[5]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	For the year ended October 31, 2014.

See Notes to Financial Statements.

26	Legg Mason BW Global High Yield Fund 2017 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class FI Shares[1]	2017[2]	2016[3]	2015[3]	2014[4]

Net asset value, beginning of period	$8.81	$8.46	$9.69	$9.93

Income (loss) from operations:
Net investment income	0.40	0.40	0.40	0.35
Net realized and unrealized gain (loss)	0.45	0.30	(0.79)	(0.25)
Total income (loss) from operations	0.85	0.70	(0.39)	0.10

Less distributions from:
Net investment income	(0.33)	(0.17)	(0.42)	(0.34)
Net realized gains	—	—	(0.32)	—
Return of capital	(0.07)	(0.18)	(0.10)	—
Total distributions	(0.40)	(0.35)	(0.84)	(0.34)

Net asset value, end of period	$9.26	$8.81	$8.46	$9.69
Total return[5]	9.82%	8.51%	(4.17)%	1.01%

Net assets, end of period (000s)	$99	$100	$10	$10

Ratios to average net assets:
Gross expenses	1.69%[6]	1.62%	1.86%	2.34%[6]
Net expenses[7,8]	1.14 [6]	1.02	1.15	1.15 [6]
Net investment income	4.79 [6]	4.41	4.52	4.95 [6]

Portfolio turnover rate	78%	96%	54%	105%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 1, 2016 to September 30, 2017.

[3]	For the year ended October 31.

[4]	For the period February 18, 2014 (inception date) to October 31, 2014.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	For the year ended October 31, 2014.

See Notes to Financial Statements.

Legg Mason BW Global High Yield Fund 2017 Annual Report	27

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class I Shares[1]	2017[2]	2016[3]	2015[3]	2014[4]

Net asset value, beginning of period	$8.80	$8.46	$9.69	$9.93

Income (loss) from operations:
Net investment income	0.41	0.38	0.43	0.37
Net realized and unrealized gain (loss)	0.44	0.34	(0.79)	(0.24)
Total income (loss) from operations	0.85	0.72	(0.36)	0.13

Less distributions from:
Net investment income	(0.34)	(0.19)	(0.45)	(0.37)
Net realized gains	—	—	(0.32)	—
Return of capital	(0.07)	(0.19)	(0.10)	—
Total distributions	(0.41)	(0.38)	(0.87)	(0.37)

Net asset value, end of period	$9.24	$8.80	$8.46	$9.69
Total return[5]	9.94%	8.74%	(3.85)%	1.24%

Net assets, end of period (000s)	$3,737	$2,804	$233	$182

Ratios to average net assets:
Gross expenses	1.34%[6]	1.41%	1.37%	1.99%[6]
Net expenses[7,8]	0.84 [6]	0.78	0.82	0.85 [6]
Net investment income	5.01 [6]	4.49	4.80	5.27 [6]

Portfolio turnover rate	78%	96%	54%	105%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 1, 2016 to September 30, 2017.

[3]	For the year ended October 31.

[4]	For the period February 18, 2014 (inception date) to October 31, 2014.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	For the year ended October 31, 2014.

See Notes to Financial Statements.

28	Legg Mason BW Global High Yield Fund 2017 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class IS Shares[1]	2017[2]	2016[3]	2015[3]	2014[3]	2013[4]

Net asset value, beginning of period	$8.79	$8.46	$9.69	$10.21	$10.00

Income (loss) from operations:
Net investment income	0.42	0.39	0.44	0.55	0.57
Net realized and unrealized gain (loss)	0.45	0.32	(0.79)	(0.14)	0.21
Total income (loss) from operations	0.87	0.71	(0.35)	0.41	0.78

Less distributions from:
Net investment income	(0.35)	(0.19)	(0.45)	(0.55)	(0.57)
Net realized gains	—	—	(0.32)	(0.38)	—
Return of capital	(0.07)	(0.19)	(0.11)	—	—
Total distributions	(0.42)	(0.38)	(0.88)	(0.93)	(0.57)

Net asset value, end of period	$9.24	$8.79	$8.46	$9.69	$10.21
Total return[5]	10.16%	8.66%	(3.78)%	4.05%	8.04%

Net assets, end of period (000s)	$36,778	$37,586	$26,485	$26,654	$25,943

Ratios to average net assets:
Gross expenses	1.21%[6]	1.35%	1.27%	1.78%	2.24%[6]
Net expenses[7,8]	0.75 [6]	0.75	0.75	0.75	0.75 [6]
Net investment income	5.13 [6]	4.53	4.91	5.55	6.20 [6]

Portfolio turnover rate	78%	96%	54%	105%	147%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 1, 2016 to September 30, 2017.

[3]	For the year ended October 31.

[4]	For the period November 30, 2012 (inception date) to October 31, 2013.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.75%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason BW Global High Yield Fund 2017 Annual Report	29

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason BW Global High Yield Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. At a meeting held in November 2016, the Fund’s Board of Trustees approved changing the Fund’s fiscal year end from October 31st to September 30th. This change resulted in a short-period annual report for the eleven-month period from November 1, 2016 through September 30, 2017.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

30	Legg Mason BW Global High Yield Fund 2017 Annual Report

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Legg Mason BW Global High Yield Fund 2017 Annual Report	31

Notes to financial statements (cont’d)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$31,391,111	—	$31,391,111
Collateralized mortgage obligations	—	1,818,960	—	1,818,960
Senior loans	—	431,375	—	431,375
Sovereign bonds	—	3,725,015	—	3,725,015
Total long-term investments	—	37,366,461	—	37,366,461
Short-term investments†:
U.S. treasury bills	—	1,998,297	—	1,998,297
Money market funds	$389,779	—	—	389,779
Total short-term investments	389,779	1,998,297	—	2,388,076
Total investments	389,779	39,364,758	—	39,754,537
Other financial instruments:
Futures contracts	9,480	—	—	9,480
Forward foreign currency contracts	—	601	—	601
Total other financial instruments	9,480	601	—	10,081
Total	$399,259	$39,365,359	—	$39,764,618

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$11,782	—	$11,782
OTC Credit default swaps on corporate issues — sell protection‡	—	34,227	—	34,227
OTC Credit default swaps on sovereign issues — sell protection‡	—	107,199	—	107,199
Total	—	$153,208	—	$153,208

†	See Schedule of Investments for additional detailed categorizations.

‡	Value includes any premium paid or received with respect to swap contracts.

32	Legg Mason BW Global High Yield Fund 2017 Annual Report

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge exposure of bond positions or in an attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an

Legg Mason BW Global High Yield Fund 2017 Annual Report	33

Notes to financial statements (cont’d)

exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

34	Legg Mason BW Global High Yield Fund 2017 Annual Report

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of September 30, 2017, the total notional value of all credit default swaps to sell protection was $4,125,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the period ended September 30, 2017, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit

Legg Mason BW Global High Yield Fund 2017 Annual Report	35

Notes to financial statements (cont’d)

indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

36	Legg Mason BW Global High Yield Fund 2017 Annual Report

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Credit and market risk. Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

Legg Mason BW Global High Yield Fund 2017 Annual Report	37

Notes to financial statements (cont’d)

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral

38	Legg Mason BW Global High Yield Fund 2017 Annual Report

that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of September 30, 2017, the Fund held forward foreign currency contracts and OTC credit default swaps with credit related contingent features which had a liability position of $153,208. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(l) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2017, no provision for income tax is

Legg Mason BW Global High Yield Fund 2017 Annual Report	39

Notes to financial statements (cont’d)

required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$(407,479)	$407,479

(a)

Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes, losses from mortgage backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Brandywine Global Investment Management, LLC (“Brandywine Global”) is the Fund’s subadviser. LMPFA and Brandywine Global are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Brandywine Global monthly 90% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class FI, Class I and Class IS shares did not exceed 1.15%, 1.90%, 1.15%, 0.85% and 0.75%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

During the period ended September 30, 2017, fees waived and/or expenses reimbursed amounted to $181,343.

During the year ended October 31, 2016, fees waived and/or expenses reimbursed amounted to $194,086.

40	Legg Mason BW Global High Yield Fund 2017 Annual Report

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at September 30, 2017, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class I	Class IS
Expires September 30, 2018	$11,462	$119	$72	$1,433	$142,572
Expires September 30, 2019	3,196	1,051	410	10,670	178,759
Expires September 30, 2020	2,258	1,770	561	13,030	163,724
Total fee waivers/expense reimbursements subject to recapture	$16,916	$2,940	$1,043	$25,133	$485,055

For the period ended September 30, 2017, LMPFA did not recapture any fees.

Pursuant to these arrangements, at October 31, 2016, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class I	Class IS
Expires October 31, 2017	$6,976	$92	$84	$819	$280,263
Expires October 31, 2018	11,462	119	72	1,433	142,572
Expires October 31, 2019	3,196	1,051	410	10,670	178,759
Total fee waivers/expense reimbursements subject to recapture	$21,634	$1,262	$566	$12,922	$601,594

For the year ended October 31, 2016, LMPFA recaptured $913 for Class A shares.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

Legg Mason BW Global High Yield Fund 2017 Annual Report	41

Notes to financial statements (cont’d)

For the period ended September 30, 2017, LMIS and its affiliates retained sales charges of $76 on sales of the Fund’s Class A shares. In addition, for the period ended September 30, 2017, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C
CDSCs	—	$1,010

For the year ended October 31, 2016, LMIS and its affiliates did not receive any sales charges on sales of the Fund’s Class A shares. In addition, for the year ended October 31, 2016, there were no CDSCs paid to LMIS and its affiliates.

Under a Deferred Compensation Plan (the “Plan”), Trustees may have elected to defer receipt of all or a specified portion of their compensation. A participating Trustee selected one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees were deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan. In May 2015, the Board of Trustees approved an amendment to the Plan so that effective January 1, 2016, no compensation earned after that date may be deferred under the Plan.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the period ended September 30, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$25,708,871	$4,451,257
Sales	29,639,033	2,830,544

At September 30, 2017, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$38,336,683	$1,554,269	$(136,415)	$1,417,854
Swap contracts	(241,701)	100,275	—	100,275
Futures contracts	—	9,480	—	9,480
Forward foreign currency contracts	—	601	(11,782)	(11,181)

42	Legg Mason BW Global High Yield Fund 2017 Annual Report

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at September 30, 2017.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$9,480	—	$9,480
Forward foreign currency contracts	—	$601	601
Total	$9,480	$601	$10,081

LIABILITY DERIVATIVES[1]
	Foreign Exchange Risk	Credit Risk	Total
OTC swap contracts[3]	—	$141,426	$141,426
Forward foreign currency contracts	$11,782	—	11,782
Total	$11,782	$141,426	$153,208

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended September 30, 2017. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$(208,537)	—	—	$(208,537)
Swap contracts	—	—	$457,347	457,347
Forward foreign currency contracts	—	$540,173	—	540,173
Total	$(208,537)	$540,173	$457,347	$788,983

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$9,480	—	—	$9,480
Swap contracts	—	—	$149,260	149,260
Forward foreign currency contracts	—	$(175,331)	—	(175,331)
Total	$9,480	$(175,331)	$149,260	$(16,591)

Legg Mason BW Global High Yield Fund 2017 Annual Report	43

Notes to financial statements (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2016. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Futures contracts	$182,833	—	—	—	$182,833
Written options	—	—	—	$(39,754)	(39,754)
Swap contracts	—	—	$442,122	—	442,122
Forward foreign currency contracts	—	$314,552	—	—	314,552
Total	$182,833	$314,552	$442,122	$(39,754)	$899,753

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Foreign Exchange Risk	Credit Risk	Total
Swap contracts	—	$(11,874)	$(11,874)
Forward foreign currency contracts	$28,949	—	28,949
Total	$28,949	$(11,874)	$17,075

During the period ended September 30, 2017, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)†	$177,836
Futures contracts (to sell)	619,038
Forward foreign currency contracts (to buy)	7,118,058
Forward foreign currency contracts (to sell)	2,949,903

Average Notional Balance
Credit default swap contracts (to sell protection)	$6,194,227

†	At September 30, 2017, there were no open positions held in this derivative.

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of September 30, 2017.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2]
Citibank N.A.	$601	$(4,619)	$(4,018)	—	$(4,018)
JPMorgan Chase & Co.	—	(7,163)	(7,163)	—	(7,163)
Morgan Stanley & Co Inc.	—	(141,426)	(141,426)	—	(141,426)
Total	$601	$(153,208)	$(152,607)	—	$(152,607)

44	Legg Mason BW Global High Yield Fund 2017 Annual Report

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class FI shares calculated at the annual rate of 0.25%, 1.00% and 0.25% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the period ended September 30, 2017, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$929	$1,079
Class C	3,869	248
Class FI	254	238
Class I	—	3,339
Class IS	—	833
Total	$5,052	$5,737

For the year ended October 31, 2016, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$680	$1,066
Class C	1,758	152
Class FI	171	72
Class I	—	1,495
Class IS	—	897
Total	$2,609	$3,682

For the period ended September 30, 2017, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$2,258
Class C	1,770
Class FI	561
Class I	13,030
Class IS	163,724
Total	$181,343

Legg Mason BW Global High Yield Fund 2017 Annual Report	45

Notes to financial statements (cont’d)

For the year ended October 31, 2016, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$3,196
Class C	1,051
Class FI	410
Class I	10,670
Class IS	178,759
Total	$194,086

6. Distributions to shareholders by class

	Period Ended September 30, 2017[1]	Year Ended October 31, 2016	Year Ended October 31, 2015
Net Investment Income:
Class A	$15,029	$7,283	$79,007
Class C	13,084	2,443	636
Class FI	4,035	1,164	473
Class I	108,720	31,022	11,684
Class IS	1,492,263	647,874	1,346,747
Total	$1,633,131	$689,786	$1,438,547

Net Realized Gains:
Class A	—	—	$49,198
Class C	—	—	533
Class FI	—	—	339
Class I	—	—	6,338
Class IS	—	—	895,201
Total	—	—	$951,609

Return of Capital:
Class A	$3,292	$4,176	$19,700
Class C	2,871	3,655	135
Class FI	902	1,785	109
Class I	24,091	44,818	3,111
Class IS	327,106	708,775	317,970
Total	$358,262	$763,209	$341,025

[1]	For the period November 1, 2016 to September 30, 2017.

7. Shares of beneficial interest

At September 30, 2017, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

46	Legg Mason BW Global High Yield Fund 2017 Annual Report

Transactions in shares of each class were as follows:

	Period Ended September 30, 2017†		Year Ended October 31, 2016		Year Ended October 31, 2015
	Shares	Amount	Shares	Amount	Shares	Amount
Class A
Shares sold	256,680	$2,299,413	45,676	$401,311	91,224	$822,941
Shares issued on reinvestment	2,021	18,121	1,162	9,820	16,276	145,624
Shares repurchased	(285,166)	(2,563,552)	(225,815)	(1,893,727)	(31,210)	(278,568)
Net increase (decrease)	(26,465)	$(246,018)	(178,977)	$(1,482,596)	76,290	$689,997

Class C
Shares sold	17,358	$154,888	56,178	$478,015	53	$452
Shares issued on reinvestment	1,774	15,933	703	6,090	145	1,303
Shares repurchased	(26,310)	(237,779)	(13,740)	(115,401)	(52)	(469)
Net increase (decrease)	(7,178)	$(66,958)	43,141	$368,704	146	$1,286

Class FI
Shares sold	93,373	$840,555	243,714	$2,141,536	91	$795
Shares issued on reinvestment	545	4,907	321	2,829	103	921
Shares repurchased	(94,593)	(852,922)	(233,889)	(2,074,583)	(1)	(6)
Net increase (decrease)	(675)	$(7,460)	10,146	$69,782	193	$1,710

Class I
Shares sold	220,147	$1,982,107	323,443	$2,729,576	20,231	$183,919
Shares issued on reinvestment	14,744	132,811	8,785	75,763	2,359	21,101
Shares repurchased	(149,371)	(1,318,983)	(40,924)	(349,574)	(13,865)	(121,044)
Net increase	85,520	$795,935	291,304	$2,455,765	8,725	$83,976

Class IS
Shares sold	61,453	$551,886	1,001,203	$8,742,058	570,049	$5,166,994
Shares issued on reinvestment	202,193	1,819,370	159,205	1,356,649	285,674	2,559,918
Shares repurchased	(557,580)	(5,120,731)	(17,006)	(144,920)	(476,797)	(4,154,563)
Net increase (decrease)	(293,934)	$(2,749,475)	1,143,402	$9,953,787	378,926	$3,572,349

†	For the period November 1, 2016 to September 30, 2017.

8. Redemption facility

The Fund and certain other participating funds within the Trust (the “Participating Funds”) have available an unsecured revolving credit facility (the “Redemption Facility”), from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $190 million. Unless renewed, the agreement will terminate on November 20, 2017. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the period ended September 30, 2017, the Fund incurred a commitment fee in the amount of $1,464. For the period ended October 31, 2016,

Legg Mason BW Global High Yield Fund 2017 Annual Report	47

Notes to financial statements (cont’d)

the Fund incurred a commitment fee in the amount of $912. The Fund did not utilize the Redemption Facility during the period ended September 30, 2017 and October 31, 2016, respectively.

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the period ended September 30, 2017 and the fiscal years ended October 31, 2016 and October 31, 2015, was as follows:

	2017	2016	2015
Distributions paid from:
Ordinary income	$1,633,131	$689,786	$1,848,093
Net long-term capital gains	—	—	542,063
Total taxable distributions	$1,633,131	$689,786	$2,390,156
Tax return of capital	358,262	763,209	341,025
Total distributions paid	$1,991,393	$1,452,995	$2,731,181

As of September 30, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

Deferred capital losses*	$(386,585)
Other book/tax temporary differences(a)	(84,286)
Unrealized appreciation (depreciation)	1,515,936
Total accumulated earnings (losses) — net	$1,045,065

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

10. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The Fund has adopted the amendments to Regulation S-X and, upon evaluation, has concluded that the amendments do not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

11. Subsequent events

On November 2, 2017, the Fund announced that effective December 29, 2017, the Fund will be renamed BrandywineGLOBAL — Global High Yield Fund. The change to the Fund’s name is being effected as part of a rebranding of Legg Mason funds subadvised by Brandywine Global. LMPFA continues to serve as the investment manager to the Fund, and Brandywine Global continues to serve as subadviser. The Fund’s investment objectives, strategies and policies are not changing as a result of the name change.

Subsequent to the year ended September 30, 2017, shareholder redemptions from Class A shares exceeded 50% of Class A net assets as of September 30, 2017.

48	Legg Mason BW Global High Yield Fund 2017 Annual Report

Report of independent registered public

accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of the Legg Mason BW Global High Yield Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Legg Mason BW Global High Yield Fund (the “Fund”), a series of Legg Mason Global Asset Management Trust, as of September 30, 2017, the results of its operations for the period November 1, 2016 through September 30, 2017 and the year ended October 31, 2016, the changes in its net assets for the period November 1, 2016 through September 30, 2017 and each of the two years ended October 31, 2016 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

November 21, 2017

Legg Mason BW Global High Yield Fund 2017 Annual Report	49

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason BW Global High Yield Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Ruby P. Hearn
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Member of the Institute of Medicine since 1982; formerly, Trustee of the New York Academy of Medicine (2004 to 2012); Director of the Institute for Healthcare Improvement (2002 to 2012); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998)
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	None

Arnold L. Lehman
Year of birth	1944
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	Since 1982 and since 2015
Principal occupation(s) during past five years	Senior Advisor, Phillips Auctioneer since 2015; Trustee of American Federation of Arts since 1998; formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015); Director of The Baltimore Museum of Art (1979 to 1997)
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	None

Robin J.W. Masters
Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	Director of Cheyne Capital International Limited (investment advisory firm); formerly, Director/Trustee of Legg Mason Institutional Funds plc, WA Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

50	Legg Mason BW Global High Yield Fund

Independent Trustees† cont’d
Jill E. McGovern
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly, Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990)
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment

Arthur S. Mehlman
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly, Director, Municipal Mortgage & Equity LLC (2004 to 2011); Partner, KPMG LLP (international accounting firm) (1972 to 2002)
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason Funds consisting of 18 portfolios; Director/Trustee of the Royce Family of Funds consisting of 22 portfolios
Other board memberships held by Trustee during past five years	Director of Municipal Mortgage & Equity, LLC. (2004 to 2011)

G. Peter O’Brien
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school); formerly, Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason funds consisting of 18 portfolios; Director/Trustee of the Royce Family of Funds consisting of 22 portfolios
Other board memberships held by Trustee during past five years	Director of TICC Capital Corp. (2003 to 2017)

Legg Mason BW Global High Yield Fund	51

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† cont’d
S. Ford Rowan
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, since 2004; Consultant to University of Maryland University College, since 2013; formerly, Lecturer in Organizational Sciences, George Washington University (2000 to 2014); Trustee, St. John’s College (2006 to 2012); Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Director, Santa Fe Institute (1999 to 2008)
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	None

Robert M. Tarola
Year of birth	1950
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	President of Rights Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; formerly, Executive Vice President and Chief Financial Officer, Southcoast Health System, Inc. (healthcare provider network) (2015 to 2017); formerly, Senior Vice President and Chief Financial Officer of The Howard University (2009 to 2013) (higher education and health care); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996)
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	Director of American Kidney Fund (renal disease assistance); Director of XBRL International, Inc. (global data standard setting); Director of Vista Outdoor, Inc. (consumer outdoor recreation brands); formerly, Director of TeleTech Holdings, Inc. (business processing outsourcing)

52	Legg Mason BW Global High Yield Fund

Interested Trustee
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 150 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	143
Other board memberships held by Trustee during past five years	None

Executive Officers
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Legg Mason BW Global High Yield Fund	53

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Executive Officers cont’d
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Vice President and Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

54	Legg Mason BW Global High Yield Fund

Executive Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Legg Mason BW Global High Yield Fund	55

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2017:

Record date:	Daily	Daily
Payable date:	November 2016 to December 2016	January 2017 to September 2017
Tax return of capital	—	22.81%

Please retain this information for your records.

56	Legg Mason BW Global High Yield Fund

Legg Mason BW

Global High Yield Fund

Trustees

Ruby P. Hearn

Arnold L. Lehman

Chairman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Brandywine Global Investment Management, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason BW Global High Yield Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

Legg Mason BW Global High Yield Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason BW Global High Yield Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before you invest.

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC Member FINRA, SIPC

BWXX016048 12/17 SR17-3201

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last fiscal years ending October 31, 2015, October 31, 2016 and September 30, 2017 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $268,854 in October 31, 2015, $164,788 in October 31, 2016 and $40,322 for the eleven month period ended September 30, 2017.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in October 31, 2015, $0 in October 31, 2016 and $0 for the eleven month period ended September 30, 2017.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $56,048 in October 31, 2015, $81,401 in October 31, 2016 and $5,593 for the eleven month period ended September 30, 2017. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by to the service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $3,234 in October 31, 2015, $2,369 in October 31, 2016 and $0 for the eleven month period ended September 30, 2017, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% , 100% and 100% for October 31, 2015, October 31, 2016 and September 30, 2017; Tax Fees were 100%, 100% and 100% for October 31, 2015, October 31, 2016 and September 30, 2017; and Other Fees were 100%, 100% and 100% for October 31, 2015, October 31, 2016 and September 30, 2017.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $330,948 in October 31, 2015, $217,714 in October 31, 2016 and $271,895 in September 30, 2017.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: November 30, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: November 30, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: November 30, 2017